                                                                    EXHIBIT 10.1











                                 iSKY.NET, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                TABLE OF CONTENTS

                                                                                                              PAGE(S)
                                                                                                              -------
SECTION 1.        GENERAL........................................................................................2
         1.1.     DEFINITIONS....................................................................................2

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER.........................................................4
         2.1.     RESTRICTIONS ON TRANSFER.......................................................................4
         2.2.     DEMAND REGISTRATION............................................................................5
         2.3.     PIGGYBACK REGISTRATIONS........................................................................6
         2.4.     FORM S-3 REGISTRATION..........................................................................7
         2.5.     EXPENSES OF REGISTRATION.......................................................................8
         2.6.     OBLIGATIONS OF THE COMPANY.....................................................................9
         2.7.     TERMINATION OF REGISTRATION RIGHTS............................................................10
         2.8.     DELAY OF REGISTRATION; FURNISHING INFORMATION.................................................10
         2.9.     INDEMNIFICATION...............................................................................11
         2.10.    ASSIGNMENT OF REGISTRATION RIGHTS.............................................................13
         2.11.    LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS..................................................13
         2.12.    "MARKET STAND-OFF" AGREEMENT..................................................................13
         2.13.    RULE 144 REPORTING............................................................................14

SECTION 3.        COVENANTS OF THE COMPANY......................................................................14
         3.1.     BASIC FINANCIAL INFORMATION AND REPORTING.....................................................14
         3.2.     MATERIAL CHANGES AND LITIGATION...............................................................15
         3.3.     INSPECTION RIGHTS.............................................................................15
         3.4.     CONFIDENTIALITY OF RECORDS....................................................................15
         3.5.     RESERVATION OF COMMON STOCK...................................................................16
         3.6.     TERMINATION OF COVENANTS......................................................................16

SECTION 4.        RIGHT OF FIRST OFFER..........................................................................16
         4.1.     SUBSEQUENT OFFERINGS..........................................................................16
         4.2.     EXERCISE OF RIGHTS............................................................................17
         4.3.     ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS................................................17
         4.4.     TERMINATION OF RIGHT OF FIRST OFFER...........................................................17
         4.5.     TRANSFER OF RIGHT OF FIRST OFFER..............................................................17
         4.6.     EXCLUDED SECURITIES...........................................................................17

SECTION 5.        CONFIDENTIAL INFORMATION......................................................................18
         5.1.     PROTECTION OF CONFIDENTIAL INFORMATION........................................................18
         5.2.     DISCLOSURE OF TERMS...........................................................................19

SECTION 6.        MISCELLANEOUS.................................................................................19
         6.1.     GOVERNING LAW.................................................................................19
         6.2.     SURVIVAL......................................................................................19
         6.3.     SUCCESSORS AND ASSIGNS........................................................................19


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

         6.4.     SEVERABILITY..................................................................................19
         6.5.     AMENDMENT AND WAIVER..........................................................................19
         6.6.     DELAYS OR OMISSIONS...........................................................................20
         6.7.     NOTICES.......................................................................................20
         6.8.     ATTORNEYS' FEES...............................................................................20
         6.9.     ENTIRE AGREEMENT; TERMINATION OF STOCK RIGHTS AGREEMENT AND TRW AGREEMENT.....................20
         6.10.    TITLES AND SUBTITLES..........................................................................20
         6.11.    COUNTERPARTS..................................................................................20


EXHIBITS

Exhibit A   --   Schedule of Investors
                                 iSKY.NET, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of the 19th day of October, 1999, by and among iSky.net, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on EXHIBIT A hereto, each of which is referred to herein individually as an "INVESTOR" and all of which are referred to herein collectively as the "INVESTORS."

         Reference is hereby made to (1) that certain Investor Rights Agreement, dated as of May 26, 1999, by and among the Company and the other parties signatory thereto (the "INVESTOR RIGHTS AGREEMENT") and (2) that certain Securities Purchase Agreement, dated as of October 19, 1999, by and among the Company and the Purchasers (as defined therein) signatory thereto (the "SECURITIES PURCHASE AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

         This Agreement shall be dated as of, and shall become effective on, the date of the Second Closing as defined in the Securities Purchase Agreement (the "EFFECTIVE DATE"). Prior to the Effective Date, the Investor Rights Agreement shall remain in full force and effect. From and after the Effective Date, (1) this Agreement shall supercede and replace the Investor Rights Agreement in its entirety and (2) the Investor Rights Agreement shall no longer be of any force and/or effect.

         Notwithstanding anything herein to the contrary, if Liberty KASTR Corp., a Purchaser, timely delivers a Notice Not to Close to the Company, then Liberty shall cease to be an Investor for all purposes hereunder retroactive to the date of the First Closing as if Liberty had never executed and delivered this Agreement at the First Closing.

                                    RECITALS

         WHEREAS, at the First Closing the Purchasers will make certain loans to the Company (the "LOANS"); and

          WHEREAS, at the Second Closing, (a) the entire amount of the Loan held by each Purchaser (other than Purchasers who have timely delivered Notices Not to Close to the Company) shall be converted into the Preferred Shares set forth opposite each Purchaser's name on Schedule II to the Securities Purchase Agreement and (b) the Company shall sell and issue to the Purchasers (other than Purchasers who have timely delivered Notices Not to Close to the Company), and the Purchasers (other than Purchasers who have timely delivered Notices Not to Close to the Company) shall purchase from the Company, the Additional Preferred Shares set forth opposite each Purchaser's name on Schedule II to the Securities Purchase Agreement, all on the terms and subject to the conditions set forth in the Securities Purchase Agreement; and

         WHEREAS, the First Closing is occurring on the date this Agreement is executed; and

         WHEREAS, the Second Closing is scheduled to occur as set forth in
Section 4.2 of the Securities Purchase Agreement; and

         WHEREAS, it is a condition to the Purchasers' and the Company's obligations at the First Closing that the parties hereto execute and deliver this Agreement at the First Closing; provided, however that this Agreement shall not be dated and become effective unless and until the Second Closing occurs; and

         WHEREAS, in order to induce the Company and the Purchasers to enter into the Securities Purchase Agreement and to consummate the transactions contemplated therein, the Investors and the Company wish to amend and restate the Investor Rights Agreement in its entirety to include the Purchasers as parties hereto and so that this Agreement shall govern the rights of all the Investors with respect to all matters previously governed by the Investor Rights Agreement, including, but not limited to, the registration of the Company's Common Stock ("COMMON STOCK") issuable upon conversion of the Shares (as defined below) held by the Investors and certain other matters as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Securities Purchase Agreement, the Investors and the Company hereby agree that the Investor Rights Agreement shall be amended and restated in its entirety by this Agreement, and the parties hereto further agree as follows:

SECTION 1.    GENERAL

         1.1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

         "AFFILIATE" of a Holder means an entity which is controlled by, controls or is under common control with such Holder. "CONTROL" shall be presumed to exist where an entity holds the direct or indirect control of thirty-five percent (35%) or more of the voting rights in such entity.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "HOLDER" means any person that is a party to this Agreement and that owns of record Shares or Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

         "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act, the public offering price of which was not less than $15,000,000.00 in the aggregate (prior to underwriters' discounts and expenses), with a price per share of at least $4.00 (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations).

         "MAJOR INVESTOR" means each Investor who holds at least three million (3,000,000) shares (as adjusted) of Series A Preferred Stock, at least one hundred sixty-seven thousand one hundred twenty-five (167,125) shares (as adjusted) of Series B Preferred Stock, or at least one million (1,000,000) shares (as adjusted) of Series C Preferred Stock.

         "PURCHASER" means each of the Purchasers signatory to the Securities Purchase Agreement.

         "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "REGISTRABLE SECURITIES" means (i) Common Stock issued or issuable upon conversion of the Shares; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

         "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding (i) the compensation of regular employees of the Company which shall be paid in any event by the Company, (ii) underwriting discounts relating to the Registrable Securities and (iii) commissions relating to the Registrable Securities), as well as the reasonable fees and disbursements of a single special counsel for the Holders.

         "RULE 144" shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as it may be amended from time to time, or any successor rule or regulation.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

         "SERIES A PREFERRED STOCK" shall mean the Company's Series A Preferred Stock.

         "SERIES B PREFERRED STOCK" shall mean the Company's Series B Preferred Stock.


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


         "SERIES C PREFERRED STOCK" shall mean the Company's Series C Preferred Stock.

         "SHARES" shall mean all of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock owned by any Holder.

         "SEC" OR "COMMISSION" means the Securities and Exchange Commission.

SECTION 2.REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1. RESTRICTIONS ON TRANSFER.

              (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                  (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; provided, however, that it is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

              (b) In addition to the requirements of paragraph (a) above, prior to any disposition of all or any portion of the Shares or Registrable Securities, the Company shall have received any consents or approvals of the Federal Communications Commission as, in the reasonable opinion of special regulatory counsel to the Company, may be necessary prior to effectuating such disposition and all other governmental regulatory requirements shall have been satisfied.

              (c) Notwithstanding the provisions of paragraph (a) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (i) a partnership to or among its partners or former partners in accordance with partnership interests, (ii) a corporation to an Affiliate or to its shareholders in accordance with their interest in the corporation, (iii) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (iv) to the Holder's family member or trust for the benefit of an individual Holder, provided each transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

              (d) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

              (e) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

              (f) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        2.2.  DEMAND REGISTRATION.

              (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of more than a majority of the Registrable Securities then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $5,000,000 (a "QUALIFIED PUBLIC OFFERING"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

              (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

              (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                  (i) prior to May 26, 2004 (except that this period shall be reduced to match any shorter demand registration period granted by the Company to any other party and shall be reduced to the date that is one hundred eighty
(180) days after the effective date of a registration statement in connection with the Initial Offering); or

                  (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective; or

                  (iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective; or

                  (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days; or

                  (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Company's Board of Directors (the "BOARD OF DIRECTORS"), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

         2.3. PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. The Company shall, subject to the provisions of Sections 2.3(a) and (b) below, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

              (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities at the time of the Company's notice described above in this Section 2.3. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. In no event shall the amount of securities of the selling Holders included in the registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering.

              (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

         2.4. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of at least twenty percent (20%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

              (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

              (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                  (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

                  (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, or

                  (iii) if the Company has effected two registrations on Form S-3 (or any similar short-form registration) in the twelve month period immediately preceding the request, or

                  (iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4: provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                  (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

              (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration pursuant to Section
2.2 hereof.

         2.5. EXPENSES OF REGISTRATION.

              (a) All Registration Expenses incurred in connection with the first two (2) registrations by the Holders pursuant to Section 2.2 shall be borne by the Company.

              (b) All Registration Expenses incurred in connection with the registrations by the Holders pursuant to Sections 2.3 and 2.4 shall be borne by the Company.

              (c) All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

              (d) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless the withdrawal of the registration results from either (i) intentional actions by the Company outside the normal course of business or (ii) the discovery of material adverse information concerning the Company that is not known by the Initiating Holders at the time of such request, or unless, in the case of a registration pursuant to Section 2.2 hereof, a majority of the Registrable Securities to be registered agree to forfeit one (1) of their demand registrations under Section 2.2 hereof.

         2.6. OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto, provided, however, that such ninety (90) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the

Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

              (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

              (i) Furnish, at the request of a majority in interest of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

         2.7. TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect three (3) years after the date of the Initial Offering. In addition, a Holder's registration rights shall expire if both of the following conditions occur: (i) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act and (ii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

         2.8. DELAY OF REGISTRATION; FURNISHING INFORMATION.

              (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

              (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

              (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.8(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, underwriter or controlling person of such Holder.

              (b) To the extent permitted by law, each selling Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

              (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9 only if such failure is materially prejudicial to the indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

              (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

              (e) The obligations of the Company and Holders under this Section
2.9 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         2.10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which
(i) is an Affiliate, subsidiary, parent, general partner, limited partner or retired partner of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least three million one hundred sixty-seven thousand one hundred twenty-five (3,167,125) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree in writing to be subject to all terms, conditions and restrictions set forth in this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants, and siblings of such partners or spouses who acquire Registrable Securities by gift, will, or intestate succession) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Section 2.

         2.11. LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2, 2.3 or 2.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 2.2 hereof or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 2.2 hereof.

         2.12. "MARKET STAND-OFF" AGREEMENT. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Initial Offering and not to exceed one hundred twenty (120) days following the effective date of each registration statement following the Initial Offering, provided that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

         The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the periods referenced in the preceding paragraph.

         2.13 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the closing of the first registered sale of the Company's securities, and file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

              (b) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.    COVENANTS OF THE COMPANY

         3.1. BASIC FINANCIAL INFORMATION AND REPORTING.

              (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

              (b) As soon as practicable after the end of each fiscal year of the Company and until the closing of the Initial Offering, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Major Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, a consolidated statement of income of the Company for such year, a consolidated statement of cash flows of the Company for such year and a statement of stockholders' equity as of the end of such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail.

              (c) The Company will also furnish each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within sixty (60) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, a consolidated statement of income for such quarterly period, a consolidated statement of cash flows of the Company for such quarterly period and for the current fiscal year to date and a statement of stockholders' equity as of the end of such quarterly period, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

              (d) The Company will also furnish each Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year, an annual budget and operating plans for such fiscal year and (ii) within thirty (30) days after the end of each month, an unaudited balance sheet and statements of income and cash flow, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, which also set forth applicable budget figures and variances from budget.

         3.2. MATERIAL CHANGES AND LITIGATION. The Company shall notify each Major Investor as soon as practicable, and in any event within fourteen (14) days of becoming aware thereof, of (i) any litigation or governmental proceeding or investigation ("LITIGATION") pending or, to the knowledge of the Company, threatened against the Company (but excluding governmental proceedings affecting the satellite industry in general), if such Litigation, if adversely determined, could materially adversely affect the present or presently proposed business, properties, assets, liabilities or prospects of the Company, or (ii) any Litigation pending or, to the knowledge of the Company, threatened against any officer of the Company, if such Litigation, if adversely determined, could materially adversely affect the present or presently proposed business, assets, properties, assets, liabilities or prospects of the Company, or (iii) the occurrence of any other event which, if adversely determined, could materially adversely affect, the present or presently proposed business, assets, properties, assets, liabilities or prospects of the Company (but excluding governmental proceedings affecting the satellite industry in general).

         3.3. INSPECTION RIGHTS. Each Major Investor shall have the right, upon written notice given not less than three business days prior to a proposed visit, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.3 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

         3.4. CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.4.

         3.5. RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all Common Stock issuable from time to time upon such conversion.

         3.6. TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

SECTION 4.    RIGHT OF FIRST OFFER.

         4.1. SUBSEQUENT OFFERINGS. Each Major Investor shall have a right of first offer to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section
4.6 hereof; provided, that prior to the consummation of any such purchase transaction, the Company shall have obtained any required approvals of the Federal Communications Commission or other applicable governmental agencies. Each Investor's pro rata share is equal to the ratio of (A) the number of shares of Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (B) the total number of shares of outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options or other securities convertible into Common Stock) immediately prior to the issuance of the Equity Securities. The term "EQUITY SECURITIES" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security of the Company (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security of the Company or (iv) any such warrant or right. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself, its partners, and its affiliates in such proportions as it deems appropriate.

         4.2. EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the number and type of Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from its receipt of such notice to agree to purchase up to its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of the Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3. ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the Major Investors fail to exercise in full the right of first offer, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

         4.4. TERMINATION OF RIGHT OF FIRST OFFER. The right of first offer established by this Section 4 shall terminate upon the closing of the Initial Offering.

         4.5. TRANSFER OF RIGHT OF FIRST OFFER. The right of first offer of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6. EXCLUDED SECURITIES. The right of first offer established by this
Section 4 shall have no application to any of the following Equity Securities:

              (a) (i) up to an aggregate amount of 10,000,000 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, or (ii) stock or options of any class or series issued pursuant to the Amended and Restated Stock Option Agreements dated as of May 26, 1999 by and between the Company and each of Thomas E. Moore, David M. Brown, Michelle Kuska, Andrew Sundelin, Jeffrey Weaver, Paul Froelich and Thomas Elliot;

              (b) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

              (c) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

              (d) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof or with respect to which the right of first offer has previously been offered;

              (e) the issuance of securities in connection debt financings, credit agreements or issuance of debt securities (including the issuance of options, warrants or other rights to acquire securities of the Company to underwriters in connection with the placement of such debt securities) upon the express approval of the Board of Directors;

              (f) any Equity Securities issued pursuant to any equipment leasing arrangement, the sale by the Company of capacity on a satellite owned or controlled by the Company or their Affiliates upon the express approval of the Board of Directors; and

              (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act.

SECTION 5.    CONFIDENTIAL INFORMATION.

         5.1. PROTECTION OF CONFIDENTIAL INFORMATION. Confidential or proprietary information disclosed by any party under this Agreement, as well as, the terms of this Agreement, shall be considered confidential information (the "CONFIDENTIAL INFORMATION") and shall not be disclosed by the Company or any other party to this Agreement to any third party, subject to Section 5.2 below. Notwithstanding the preceding sentence, no party hereto shall be prohibited by this Section 5 from disclosing its own Confidential Information (other than the terms of this Agreement). The term "CONFIDENTIAL INFORMATION" shall not be deemed to include information which: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (b) is known by the receiving party at the time of receiving such information as evidenced by its records; (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; (d) is independently developed by the receiving party without any breach of this Agreement; or (e) is the subject of a written permission to disclose provided by the disclosing party to the receiving party. Each party shall immediately notify the other parties of any information that comes to its attention which might indicate that there has been a loss of confidentiality with respect to the Confidential Information protected by this Section 5. In the event that the Company or any other party is requested or becomes legally compelled (by statute or regulation or by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process, including without limitation, in connection with any public or private offering of the Company's capital stock) to disclose any of the Confidential Information, such party (the "DISCLOSING PARTY") shall provide the other party (the "NON-DISCLOSING PARTY") with prompt written notice of that fact and shall seek (with the cooperation and reasonable efforts of the Non-Disclosing Party) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the Confidential Information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information to the extent reasonably requested by the Non-Disclosing Party. The provisions of this Section 5.1 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transaction contemplated hereby. Any party to this

Agreement may disclose Confidential Information as necessary to establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.

         5.2. DISCLOSURE OF TERMS. Notwithstanding the provisions of Section 5.1 above, the Company and each of the Investors may disclose the existence of this Agreement and the general terms hereof solely to the Company's and each Investor's investors, investment bankers, lenders, accountants, legal counsel, business partners, and bona fide prospective investors, employees, lenders and business partners, in each case only where such persons or entities are under confidentiality obligations to the Company or the Investor, as applicable.

SECTION 6.    MISCELLANEOUS.

         6.1. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

         6.2. SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         6.4. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5. AMENDMENT AND WAIVER. Except as otherwise expressly provided herein, this Agreement may be amended or modified and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon the written consent of the Company and the holders of at least fifty-eight percent (58%) of the Registrable Securities; provided that no such amendment or waiver shall adversely affect any holder in a manner in which the other holders are not adversely affected in a manner that is proportionate to the number of Registrable Securities held without the consent of such holder. Each Investor acknowledges and agrees that any amendment or waiver effected in accordance with this Section 6.5 shall be binding upon all holders of Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company, whether or not such holder in fact consented to such amendment or waiver.

         6.6. DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         6.7. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile transmission if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

         6.8. ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.9. ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits to this Agreement, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

         6.10. TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.12. INTRODUCTORY PARAGRAPHS AND RECITALS. The introductory paragraphs hereof and the Recitals contained herein are hereby incorporated as substantive provisions of this Agreement and are intended by the parties to be given full force and effect as such.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the First Closing (as defined in the Securities Purchase Agreement) and this Agreement is dated and effective as of the Effective Date.


COMPANY:

iSKY.NET, INC.


By: /s/ DAVID M. BROWN
   ----------------------------------------
Its: Vice President
    ---------------------------------------
9137 E. Mineral Circle
Englewood, CO 80112

INVESTORS:

KPCB HOLDINGS, INC., as nominee

By: /s/ RUSSELL SIEGELMAN
   ----------------------------------------
Its: Senior Vice President
2750 Sand Hill Road
Menlo Park, CA 94025


TELEVERDE COMMUNICATIONS, L.P.

By: TELEVERDE COMMUNICATIONS, CORP.,
    general partner

By: /s/ DAVID M. DRUCKER
   ----------------------------------------
Its: President
    ---------------------------------------
2727 Bryant Street, Suite 430
Denver, CO 80211

DIRECTCOM NETWORKS, INC.

By: /s/ TOBY DEWEESE
   ----------------------------------------
Its: V.P. Corp. Dev.
    ----------------------------------------
7140 South Lewis Avenue
Tulsa, OK  74136-5422




       [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

TRW, INC.

By: /s/ T.W. HANNEMANN
    --------------------------------------
Its: Executive Vice President
     -------------------------------------

    --------------------------------------

    --------------------------------------

BROBECK, PHLEGER & HARRISON LLP

By: /s/ MICHAEL S. KAGNOFF
    --------------------------------------
Its: Partner
     -------------------------------------

    --------------------------------------

    --------------------------------------

UMB BANK AS TRUSTEE OF THE BROBECK,
PHLEGER & HARRISON RETIREMENT SAVINGS
PLAN FBO JOHN A. DENNISTON

By: /s/ JANET K. LEE
    --------------------------------------
Its: Asst. Vice President
     -------------------------------------

------------------------------------------

------------------------------------------

/s/ JOHN A. DENNISTON
------------------------------------------
John A. Denniston

------------------------------------------

------------------------------------------

LIBERTY KASTR CORP.

By: /s/ Gary S. Howard
   ---------------------------------------
Its: Executive Vice President
    --------------------------------------

9197 S. Peoria Street
Englewood, CO 80112




       [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A
                              SCHEDULE OF INVESTORS


KPCB Holdings, Inc.
Televerde Communications L.P.
DirectCom Networks, Inc.
TRW, Inc.
Brobeck, Phleger & Harrison LLP
UMB Bank as Trustee of the Brobeck,
Phleger & Harrison LLP Retirement Savings
Plan FBO John A. Denniston
Liberty KASTR Corp.
John A. Denniston

By signature below, David M. Drucker and Penny S. Drucker hereby agree to be bound by the terms and conditions of the AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT dated October 19, 1999, a copy of which each signatory below hereby acknowledges receipt, by and among iSKY, Inc. (formerly known as iSKY.net, Inc.) and KPCB Holdings, Inc., Televerde Communications, L.P., DirectCom Networks, Inc., TRW, Inc., Brobeck, Phleger & Harrison LLP, UMB Bank as Trustee of the Brobeck Phleger & Harrison LLP Retirement Savings Plan FBO John A. Denniston, Liberty KASTR Corp., and John A. Denniston.

Dated this 1st day of February, 2000.



                                                /s/ David M. Drucker
                                                --------------------------------
                                                David M. Drucker


                                                /s/ Penny S. Drucker
                                                --------------------------------
                                                Penny S. Drucker

By signature below, the following parties hereby agree to be bound by the terms and conditions of the AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT dated October 19, 1999, a copy of which each signatory below hereby acknowledges receipt, by and among iSKY, Inc. (formerly known as iSKY.net, Inc.) and KPCB Holdings, Inc., Televerde Communications, L.P., DirectCom Networks, Inc., TRW, Inc., Brobeck, Phleger & Harrison LLP, UMB Bank as Trustee of the Brobeck Phleger & Harrison LLP Retirement Savings Plan FBO John A.

Denniston, Liberty KASTR Corp., and John A. Denniston.

Dated this 1st day of February, 2000.

SEGALOFF GROUP, LLC                             JOSHUA M. DAVID TRUST

By: /s/ Walter S. Segaloff by                   By: /s/ E.D. David
   ------------------------------                  -----------------------------
E.D. David his attorney in fact                 E.D. David, Trustee
---------------------------------
E.D. David, Attorney in Fact for
Walter S. Segaloff


SEGALOFF AND SONS JOINT VENTURE                 GREGORY B. DAVID TRUST

By: /s/ Walter S. Segaloff by                   By: /s/ E.D. David
   ------------------------------                  -----------------------------
E.D. David his attorney in fact                 E.D. David, Trustee
---------------------------------
E.D. David, Attorney in Fact for
Walter S. Segaloff


HASHEM PROVIDES, LLC                            SEGALOFF FAMILY, L.P.

By: /s/ E.D. David                              By: /s/ Walter S. Segaloff by
   ------------------------------                  -----------------------------
E.D. David, Manager                             E.D. David his attorney in fact
                                                -------------------------------
                                                E.D. David, Attorney-in-Fact for
                                                Walter S. Segaloff


PETER M. SEGALOFF FAMILY TRUST                  WALTER S. SEGALOFF TRUSTEE OF
                                                THE WALTER S. SEGALOFF REVOCABLE
                                                TRUST

By: /s/ E.D. David                              By: /s/ Walter S. Segaloff by
   ------------------------------                  -----------------------------
E.D. David, Trustee                             E.D. David, his attorney in fact
                                                --------------------------------
                                                E.D. David, Trustee


DAVID S. SEGALOFF FAMILY TRUST

By: /s/ E.D. David                              /s/ E.D. David
   ------------------------------               --------------------------------
E.D. David, Trustee                             E.D. DAVID, INDIVIDUALLY


J. WILLIAM DAVID TRUST

By: /s/ E.D. David
---------------------------------
E.D. David, Trustee

By signature below, the following parties hereby agree to be bound by the terms and conditions of the AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT dated October 19, 1999, a copy of which each signatory below hereby acknowledges receipt, by and among iSKY, Inc. (formerly known as iSKY.net, Inc.) and KPCB Holdings, Inc., Televerde Communications, L.P., DirectCom Networks, Inc., TRW, Inc., Brobeck, Phleger & Harrison LLP, UMB Bank as Trustee of the Brobeck Phleger & Harrison LLP Retirement Savings Plan FBO John A. Denniston, Liberty KASTR Corp., and John A. Denniston.

Dated this 1st day of February, 2000.

                                             BRIAN DEEVY

                                             By: /s/ Robert Allison
                                                --------------------------------
                                                Robert Allison, Attorney-in-Fact


                                             BRAD R. BUSSE

                                             By: /s/ Robert Allison
                                                --------------------------------
                                                Robert Allison, Attorney-in-Fact


BEVERLY A. DAVID                            TIMOTHY DAVID

By:  /s/ Robert Allison                     By: /s/ Robert Allison
   -------------------------                   ---------------------------------
   Robert Allison, Attorney-in-fact            Robert Allison, Attorney-in-Fact


                                            RHODES FAMILY TRUST

                                            By: /s/ Robert Allison
                                               ---------------------------------
                                               Robert Allison, Attorney-in-Fact


                                            LAZZERI FAMILY TRUST

                                            By: /s/ Robert Allison
                                               ---------------------------------
                                               Robert Allison, Attorney-in-Fact


                                            DAVID A. TOLLIVER

                                            By: /s/ Robert Allison
                                               ---------------------------------
                                               Robert Allison, Attorney-in-Fact


                                            By: /s/ Robert Allison
                                               ---------------------------------
                                               ROBERT ALLISON, INDIVIDUALLY

   By signature below, Liberty Satellite, LLC hereby agrees to be bound by the terms and conditions of the AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT dated October 19, 1999, as the same may have been amended, or may be amended from time to time, in accordance with its terms, a copy of which Liberty Satellite, LLC hereby acknowledges receipt, by and among iSKY, Inc. (formerly known as iSKY.net, Inc.) and the stockholders of iSky, Inc. signatory thereto.

   Dated this 16th day of March, 2000.



                                          LIBERTY SATELLITE, LLC

                                          BY:  TSAT HOLDING 1, INC.,
                                               as the Managing Member

                                          By: /s/ Kenneth G. Carroll
                                             -----------------------------------
                                          Name: Kenneth G. Carroll
                                               ---------------------------------
                                          Title: CFO
                                                --------------------------------

                               FIRST AMENDMENT TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

         THIS AMENDMENT TO THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED FEBRUARY 2, 2000 (this "Amendment") is made as of the 16th day of March , 2000, by and among iSKY, Inc., a Delaware corporation (f/k/a iSKY.net, Inc. the "COMPANY") and each of the parties signatory hereto (the "SIGNATORY PARTIES").

                                    RECITALS

         1. On May 26, 1999, the Company (formerly known as KaSTAR Satellite Communications Corporation) entered into an Investor Rights Agreement with KPCB Holdings; Inc.; Televerde Communications, L.P.; DirectCom Networks, Inc.; TRW Inc.; Brobeck, Phleger & Harrison LLP; UMB Bank as Trustee of the Brobeck, Phleger & Harrison LLP Retirement Savings Plan FBO John A. Denniston; and John
A. Denniston (the "Investor Rights Agreement"). 2. On October 19, 1999, the Company (then known as iSKY.net, Inc.), entered into an Amended and Restated Investor Rights Agreement with KPCB Holdings, Inc., Televerde Communications, L.P., DirectCom Networks, Inc., TRW Inc.; Brobeck, Phleger & Harrison LLP; UMB Bank as Trustee of the Brobeck, Phleger & Harrison LLP Retirement Savings Plan FBO John A. Denniston; Liberty KASTR Corp., and John A. Denniston (the "Agreement"). The Amended and Restated Investor Rights Agreement superceded the Investor Rights Agreement.

         3. On February 1, 2000, the Agreement was executed by shareholders who had acquired an equity interest in the Company subsequent to October 19, 1999. The additional parties to the Agreement are: David Drucker and Penny Drucker (the "Drucker Group"); Segaloff Group, LLC; Segaloff and Sons Joint Venture; Hashem Provides, LLC; Joshua M. David Trust; Gregory B. David Trust; Segaloff Family, L.P.; Peter M. Segaloff Family Trust; David S. Segaloff Family Trust; J. William David Trust; Walter S. Segaloff Revocable Trust; and E.D. David (the "Segaloff Group"); Robert Allison; Brian Deevy; Brad R. Busse; Beverly A. David; Timothy David; Rhodes Family Trust; Lazzeri Family Trust; David A. Tolliver (the "Deevy Group").

         4. The Company and the Signatory Parties desire to amend the Agreement as set forth below.

                                   AGREEMENT

         In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and the Signatory Parties agree as follows:

         1. DEFINITIONS. The following definitions hereby are added to Section
1.1 of the Agreement, or amended and restated in their entirety (as appropriate):

              a. "MAJOR INVESTOR" means each Investor who holds at least three million (3,000,000) shares (as adjusted) of Series A Preferred Stock, at least one hundred sixty-seven thousand one hundred twenty-five (167,125) shares (as adjusted) of Series B Preferred Stock, at least one million (1,000,000) shares (as adjusted) of Series C Preferred Stock, at least ten million (10,000,000) shares (as adjusted) of Series D Preferred Stock, at least ten million (10,000,000) shares (as adjusted) of Series E Preferred Stock, or at least ten million (10,000,000) shares (as adjusted) of Series F Preferred Stock.

              b. "SERIES D PREFERRED STOCK" shall mean the Company's Series D Non Voting Preferred Stock.

              c. "SERIES E PREFERRED STOCK" shall mean the Company's Series E Preferred Stock.

              d. "SERIES F PREFERRED STOCK" shall mean the Company's Series F Preferred Stock.

              e. "SHARES" shall mean all of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock (or any warrant convertible into any of the foregoing or into Common Stock) owned by any Holder.

         2. WAIVER OF RIGHTS UNDER SECTION 4. The undersigned for themselves and for all Major Investors, hereby waive any and all rights to acquire any Equity Securities pursuant to Section 4 of the Agreement in connection with the issuance by the Company of a warrant to purchase 7,200,000 shares of the Series F Stock to EchoStar Communications Corporation.

         3. SECTION 2.4. Section 2.4 of the Agreement is amended as follows:

              a. The first sentence is amended and restated in its entirety as follows: "In case the Company shall receive from any Holder a written request or requests that the Company effect a registration on Form S-3 or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:"

              b. Section 2.4(b)(ii) is amended and rested in its entirety as follows: (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $5,000,000, or"

         4. SECTION 2.7 Section 2.7 of the Agreement is amended and restated in its entirety as follows:

              "2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect three (3) years after the date of the Initial Offering; provided, however, that no such rights shall terminate
              (x) with respect to any Registrable Security issuable pursuant to a warrant until such Registrable Security shall have been issued for at least one year, or (y) with respect to Shares held by Telesat Canada until one year after the date on which such Shares are no longer subject to the restriction on transfer pursuant to that certain Share Purchase Agreement between the Company and Telesat Canada. In addition, a Holder's registration rights shall expire if both of the following conditions occur: (i) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act and
              (ii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

         5. EFFECTIVENESS OF AMENDMENT. Pursuant to Section 6.5 of the Agreement, this Amendment and the waivers contained herein shall be binding upon the Company and all holders of Registrable Securities (regardless of whether such holder executes this Amendment) upon the execution of this Amendment by the Company and the holders of at least fifty-eight percent (58%) of the Registrable Securities.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                         ISKY, INC.

                                         By: /s/ David M. Brown
                                             ---------------------------------
                                             David M. Brown, Vice President
                                             Address: 9137 East Mineral Circle,
                                                      Suite 140
                                                      Englewood, CO 80112

                                         ECHOSTAR SATELLITE CORPORATION

                                         By: /s/ Charles E. Ergen
                                             ---------------------------------
                                             Charles E. Ergen
                                         Its: Chief Executive Officer
                                         Address: 5701 South Santa Fe Drive
                                                  Littleton, Colorado 80120

                                         TELESAT CANADA

                                         By: /s/ Jennifer Perkins and Paul Bush
                                             ---------------------------------
                                         Its: Secretary, Vice President
                                              Corporate Development
                                         Address: 1601 Telesat Court
                                                  Gloucester, Ontario Canada
                                                  K1B5P4

                                         KPCB HOLDINGS, INC., AS NOMINEE

                                         By: /s/ Russell Siegelman
                                             ---------------------------------
                                             Russell Siegelman,
                                             Senior Vice President
                                         Address: 2750 Sand Hill Road
                                                  Menlo Park, CA 94025

                                         DIRECTCOM NETWORKS, INC.

                                         By: /s/ Toby DeWeese
                                             ---------------------------------
                                         Its: Vice President
                                         Address: 7140 South Lewis Avenue
                                                  Tulsa, Oklahoma 74136-5422

[SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                         TRW, INC.

                                         By: /s/ Wesley Bush
                                             ---------------------------------
                                         Its: Vice President
                                         Address:
                                                 -----------------------------

                                                 -----------------------------

                                         BROBECK, PHLEGER & HARRISON LLP

                                         By:
                                         Its: /s/ MICHAEL S. KAGNOFF
                                              --------------------------------
                                         Address:
                                                 -----------------------------

                                                 -----------------------------

                                         SALOMON SMITH BARNEY AS IRA ROLLOVER
                                         CUST FOR JOHN A. DENNISTON

                                         By: /s/ WILLIAM STEPANEK
                                             ---------------------------------
                                         Its: Assistant Branch Manager
                                         Address:
                                                 -----------------------------

                                                 -----------------------------

                                         /s/ John A. Denniston
                                         -------------------------------------
                                         JOHN A. DENNISTON
                                         Address:
                                                 -----------------------------

                                                 -----------------------------

                                         LIBERTY KASTR CORP.

                                         By:
                                            ----------------------------------
                                         Its:
                                             ---------------------------------
                                         Address: 9197 South Peoria Street
                                                  Englewood, Colorado  80112

[SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                         RUSSELL SIEGELMAN, AS VOTING TRUSTEE,
                                         UNDER VOTING TRUST AGREEMENT, DATED AS
                                         OF MAY 26, 1999:

                                         /s/ Russell Siegelman
                                         -------------------------------------
                                         Russell Siegelman
                                         Address: 2750 Sand Hill Road
                                                  Menlo Park, CA 94025

DAVID M. DRUCKER                         PENNY S. DRUCKER

/s/ David M. Drucker                     /s/ Penny S. Drucker
-----------------------------------      -------------------------------------
David M. Drucker                         Penny S. Drucker
Address: 9137 E. Mineral Cir. #140       Address: 9137 E. Mineral Cir., #140
         Englewood, CO  80112                     Englewood, CO  80112

SEGALOFF GROUP, LLC                      JOSHUA M. DAVID TRUST

By: /s/ Walter S. Segaloff               By: /s/ E.D. David
   --------------------------------         ----------------------------------
   Walter S. Segaloff                       E.D. David, Trustee
Address: 10858 Warwick Blvd., Ste. A        Address: 301 Hiden Blvd., #200
         Newport News, VA  23601                     Newport News, VA  23606

SEGALOFF AND SONS JOINT VENTURE          GREGORY B. DAVID TRUST

By: /s/ Walter S. Segaloff               By: /s/ E.D. David
   --------------------------------         ----------------------------------
   Walter S. Segaloff                       E.D. David, Trustee
Address: 10858 Warwick Blvd., Ste. A     Address: 301 Hiden Blvd., #200
         Newport News, VA  23601                  Newport News, VA  23606

HASHEM PROVIDES, LLC                     SEGALOFF FAMILY, L.P.

                                         By: WSS GP, Inc., general partner

By: /s/ E.D. David                       By: /s/ Walter S. Segaloff
   --------------------------------         ----------------------------------
   E.D. David, Manager                      Walter S. Segaloff
Address: 301 Hiden Blvd., #200           Address: 10858 Warwick Blvd., Ste. A
         Newport News, VA  23606                  Newport News, VA  23601

[SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

PETER M. SEGALOFF FAMILY TRUST           WALTER S. SEGALOFF TRUSTEE OF THE
                                         WALTER S. SEGALOFF REVOCABLE TRUST

By: /s/ E.D. David                       By: /s/ Walter S. Segaloff
   --------------------------------         ----------------------------------
   E.D. David, Trustee                      Walter S. Segaloff
Address: 301 Hiden Blvd., #200           Address: 10858 Warwick Blvd., Ste. A
         Newport News, VA  23661                  Newport News, VA  23601

DAVID S. SEGALOFF FAMILY TRUST           E.D. DAVID, INDIVIDUALLY

By: /s/ E.D. David                       /s/ E.D. David
   --------------------------------      -------------------------------------
   E.D. David, Trustee                   E.D. David, individually
Address: 301 Hiden Blvd, #200            Address: 300 Hiden Blvd., #200
         Newport News, VA  23606                  Newport News, VA, 23606

J. WILLIAM DAVID TRUST

BY: /s/ E.D. David
   --------------------------------
   E.D. David, Trustee
Address: 301 Hiden Blvd., #200
         Newport News, VA  23606

[SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

BRIAN DEEVY, INDIVIDUALLY

By: /s/ Brian Deevey
   --------------------------------
   Brian Deevy

ROBERT ALLISON                           BRAD R. BUSSE

By: /s/ Brian Deevey                     By: /s/ Brian Deevey
   --------------------------------         ----------------------------------
   Brian Deevy, Attorney-in-Fact            Brian Deevy, Attorney-in-Fact
Address:                                 Address:
        ---------------------------              -----------------------------

        ---------------------------              -----------------------------

BEVERLY A. DAVID                         TIMOTHY DAVID

By: /s/ Brian Deevey                     By: /s/ Brian Deevey
   --------------------------------         ----------------------------------
   Brian Deevy, Attorney-in-Fact            Brian Deevy, Attorney-in-Fact
Address:                                 Address:
        ---------------------------              -----------------------------

        ---------------------------              -----------------------------

RHODES FAMILY TRUST                      LAZZERI FAMILY TRUST

By: /s/ Brian Deevey                     By: /s/ Brian Deevey
   --------------------------------         ----------------------------------
   Brian Deevy, Attorney-in-Fact            Brian Deevy, Attorney-in-Fact
Address:                                 Address:
        ---------------------------              -----------------------------

        ---------------------------              -----------------------------

DAVID A. TOLLIVER

By: /s/ Brian Deevey
   --------------------------------
   Brian Deevy, Attorney-in-Fact
Address:
        ---------------------------

        ---------------------------

 [SIGNATURE PAGE TO AMENDMENT TO SECOND AMENDED AND RESTATED VOTING AGREEMENT]